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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 24, 2002


                                RSA Security Inc.
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               (Exact name of registrant as specified in charter)



         Delaware                    000-25120                 04-2916506
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 (State or other juris-             (Commission              (IRS Employer
diction of incorporation)           File Number)           Identification No.)


174 Middlesex Turnpike, Bedford, Massachusetts                   01730
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (781) 515-5000


                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On July 24, 2002, RSA Security Inc. issued a press release announcing its financial results for the second quarter and six months ended June 30, 2002. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

         In addition, on July 24, 2002, RSA Security Inc. issued a press release announcing the appointment of Jeff Glidden to the position of senior vice president of finance and operations, and chief financial officer. The full text of the press release is filed as Exhibit 99.2 to this Report and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

          See the Exhibit Index attached to this Report.


                                     - 2 -
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2002                   RSA SECURITY INC.
                                      ------------------------------------------
                                      (Registrant)



                                      By: /s/ Arthur W. Coviello, Jr.
                                         ---------------------------------------
                                         Arthur W. Coviello, Jr.
                                         President and Chief Executive Officer

                                     - 3 -

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                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
-----------      -----------

  99.1 Press release, dated July 24, 2002, announcing the financial results of RSA Security Inc. for the second quarter and six months ended June 30, 2002.

  99.2 Press release, dated July 24, 2002, announcing the appointment of Jeff Glidden to the position of senior vice president of finance and operations, and chief financial officer.